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                                                                   Exhibit 4.5


                    **SEE NOTATIONS ON REVERSE SIDE OF THIS
                   CERTIFICATE FOR RESTRICTIONS ON TRANSFERS**
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                    INCORPORATED UNDER THE LAWS OF DELAWARE
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                            BiznessOnline.com, Inc.
               Senior Preferred Stock, Par Value $0.01 Per Share
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                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS




THIS IS TO CERTIFY THAT              SAMPLE                    IS THE OWNER OF
                       ----------------------------------------
                     ZERO                                       FULLY PAID AND
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NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS
OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED

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PRESIDENT                                          TREASURER


                                   [SEAL]
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM  - as tenants in common       UNIF GIFT MIN ACT - ....Custodian......
                                                         (Cust)       (Minor)
TEN ENT  - as tenants by the          under Uniform Gifts to Minors
           entireties                 Act......................
                                              (State)
JT TEN   - as joint tenants with
           right of survivorship and
           not as tenants in common

     Additional abbreviations may also be used though not in the above list


FOR VALUE RECEIVED        HEREBY SELL, ASSIGN AND TRANSFER UNTO
                  --------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
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                          (PLEASE PRINT OR TYPEWRITE
            NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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                                                                        SHARES
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REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE
AND APPOINT
                                                                      ATTORNEY
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TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

              DATED
                   ----------------------  --------
                       IN PRESENCE OF
                                           -----------------------------------

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THESE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS SUCH TRANSFER
COMPLIES WITH THAT CERTAIN INVESTOR RIGHTS AGREEMENT, DATED AS OF DECEMBER 31, 2001, BY AND AMONG BIZNESSONLINE.COM, INC. AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS AVAILABLE FROM THE SECRETARY OF BIZNESSONLINE.COM, INC. SUCH INVESTOR RIGHTS AGREEMENT COVERS MATTERS RELATING TO THE VOTING AND TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR DELIVERY OF AN OPINION OF COUNSEL TO THE COMPANY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.